Supplement to the
Fidelity® Balanced K6 Fund
October 30, 2023
Prospectus

The following information supplements information found in the "Fund Summary" section under the "Portfolio Manager(s)" heading.
Laurie Mundt (Co-Portfolio Manager) has managed the fund since 2024.
It is expected that Ms. Reilly will transition off the fund effective on or about September 30, 2024.
It is expected that Mr. Drukker will transition off the fund effective on or about December 31, 2024.
The following information supplements the biographical information found in the "Fund Management" section under the "Portfolio Manager(s)" heading.
Laurie Mundt is Co-Portfolio Manager of Fidelity® Balanced K6 Fund, which she has managed since 2024. She also manages other funds. Since joining Fidelity Investments in 2008, Ms. Mundt has worked as a research analyst and portfolio manager.
It is expected that Ms. Reilly will transition off the fund effective on or about September 30, 2024.
It is expected that Mr. Drukker will transition off the fund effective on or about December 31, 2024.
BAL-K6-PSTK-0724-109 1.9897416.109	July 26, 2024